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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

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                                    FORM 8-K

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                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 or 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT of 1934


                      February 17, 1999 (February 10, 1999)
                Date of Report (Date of Earliest Event Reported)



                               THE WMF GROUP LTD.
             (Exact name of registrant as specified in its charter)


          Delaware                    000-22567                  54-1647759
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(State or other jurisdiction     (Commission File No.)        I.R.S. Employer
      of incorporation)                                    (Identification No.)


                              1593 Spring Hill Road
                                    Suite 400
                             Vienna, Virginia 22182
                    (Address of principal executive offices)


                                 (703) 610-1400
              (Registrant's telephone number, including area code)


                                       N/A
          (former name or former address, if changed since last report)

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ITEM 5. OTHER EVENTS.

        The information set forth in Exhibit 99.1 is incorporated herein by reference.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

        (c) EXHIBITS.

        The following exhibits are filed herewith:

        Exhibit       Description
        -------       -----------

        99.1          The WMF Group, Ltd. press release dated February 10, 1999.



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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                   THE WMF GROUP LTD.



Date: February 16, 1999            By: /s/ Michael D. Ketcham
                                      ----------------------------------
                                      Michael D. Ketcham
                                      Executive Vice President,
                                      Chief Financial Officer and Treasurer
                                      (Principal Financial Officer)



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                                  EXHIBIT INDEX


Exhibit        Description
-------        -----------

99.1           The WMF Group Ltd. press release dated February 10, 1999



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